                                                                    Exhibit 99.1



[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB6
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $448,040,000 (APPROXIMATE)

                                     C-BASS

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-CB6

                                  [C-BASS LOGO]

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                                AUGUST [24], 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB6
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

PRINCIPAL BALANCE OUTSTANDING

                       NUMBER    AGGREGATE    PERCENT               WEIGHTED    AVERAGE    WEIGHTED
                         OF      PRINCIPAL       OF      WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
PRINCIPAL             MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL     PERCENT
BALANCE OUTSTANDING    LOANS    OUTSTANDING     POOL     COUPON      SCORE    OUTSTANDING    LTV        DOC      CASHOUT
------------------------------------------------------------------------------------------------------------------------
$1 to $50,000              472  $ 15,607,516      3.38%     8.957%       661  $    33,067     82.78%     49.62%    43.81%
$50,001 to $100,000        827    61,550,483     13.34      8.080        634       74,426     83.82      58.55     43.33
$100,001 to $150,000       615    76,303,438     16.54      7.220        638      124,071     82.26      58.07     51.44
$150,001 to $200,000       419    73,050,888     15.84      7.002        646      174,346     81.49      49.85     53.89
$200,001 to $250,000       250    55,840,016     12.10      6.731        649      223,360     81.27      46.34     54.43
$250,001 to $300,000       184    50,225,692     10.89      6.805        653      272,966     82.43      43.68     44.94
$300,001 to $350,000       135    43,764,833      9.49      6.628        649      324,184     83.21      41.98     52.01
$350,001 to $400,000       100    37,777,031      8.19      6.581        665      377,770     83.43      37.03     38.88
$400,001 to $450,000        43    18,256,760      3.96      6.653        665      424,576     83.87      46.85     44.50
$450,001 to $500,000        35    16,870,672      3.66      6.247        660      482,019     79.07      45.50     68.51
$500,001 to $550,000         7     3,669,545      0.80      5.955        696      524,221     77.06      57.09     28.11
$550,001 to $600,000         9     5,156,569      1.12      6.339        652      572,952     87.43      66.05     10.69
$600,001 to $650,000         3     1,861,062      0.40      6.553        651      620,354     81.05      66.72     33.28
$650,001 to $700,000         1       663,040      0.14      4.625        712      663,040     80.00     100.00      0.00
$700,001 to $750,000         1       704,297      0.15      5.990        665      704,297     84.94     100.00      0.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                   3,101  $461,301,842    100.00%     7.060%       648  $   148,759     82.41%     49.65%    48.65%
------------------------------------------------------------------------------------------------------------------------

FICO SCORES

                       NUMBER    AGGREGATE    PERCENT               WEIGHTED    AVERAGE    WEIGHTED
                         OF      PRINCIPAL       OF      WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                      MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL     PERCENT
FICO SCORES            LOANS    OUTSTANDING     POOL     COUPON      SCORE    OUTSTANDING    LTV        DOC      CASHOUT
------------------------------------------------------------------------------------------------------------------------
Not Available                5  $    222,018      0.05%     8.706%        NA  $    44,404     92.69%      0.00%     0.00%
441 to 460                   3       499,080      0.11      8.382        448      166,360     88.11      33.87     66.13
461 to 480                  12       803,700      0.17      8.632        472       66,975     84.62      52.39     21.10
481 to 500                  24     2,413,726      0.52      8.051        494      100,572     94.32      74.46     12.37
501 to 520                  65     7,574,318      1.64      8.364        510      116,528     76.41      69.72     67.11
521 to 540                  80     9,694,504      2.10      8.315        531      121,181     77.26      69.77     71.89
541 to 560                 106    13,252,977      2.87      7.775        551      125,028     79.92      73.98     69.36
561 to 580                 208    32,421,572      7.03      7.492        571      155,873     77.52      52.43     66.38
581 to 600                 250    37,331,824      8.09      7.375        592      149,327     79.46      58.76     57.44
601 to 620                 260    41,173,119      8.93      7.210        611      158,358     82.56      55.59     65.15
621 to 640                 380    59,298,469     12.85      7.143        631      156,049     83.42      44.85     56.49
641 to 660                 364    55,970,004     12.13      7.041        650      153,764     83.25      41.36     48.53
661 to 680                 451    63,560,644     13.78      6.872        670      140,933     84.17      51.26     41.66
681 to 700                 299    45,611,106      9.89      6.810        690      152,546     84.08      43.10     39.67
701 to 720                 222    33,742,921      7.31      6.646        710      151,995     84.64      43.91     27.97
721 to 740                 151    24,103,577      5.23      6.499        730      159,626     82.81      42.65     34.93
741 to 760                 103    13,760,932      2.98      6.587        749      133,601     81.28      40.67     30.37
761 to 780                  76    12,863,299      2.79      6.328        770      169,254     83.07      56.12     26.33
781 to 800                  36     5,904,368      1.28      6.241        789      164,010     78.93      45.11     32.91
801 to 820                   6     1,099,686      0.24      6.663        806      183,281     84.13      36.45      0.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                   3,101  $461,301,842    100.00%     7.060%       648  $   148,759     82.41%     49.65%    48.65%
------------------------------------------------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY (MONTHS)

                       NUMBER    AGGREGATE    PERCENT               WEIGHTED    AVERAGE    WEIGHTED
                         OF      PRINCIPAL       OF      WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
ORIGINAL TERM         MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL     PERCENT
TO MATURITY (MONTHS)   LOANS    OUTSTANDING     POOL     COUPON      SCORE    OUTSTANDING    LTV        DOC      CASHOUT
------------------------------------------------------------------------------------------------------------------------
49 to 60                     2  $    116,242      0.03%     5.715%       614  $    58,121     72.80%    100.00%   100.00%
73 to 84                     2       298,404      0.06      4.908        658      149,202     75.56      95.13     95.13
85 to 96                     1        39,141      0.01      9.150        537       39,141     31.25     100.00    100.00
97 to 108                    1        22,488      0.00      7.500        647       22,488     35.07       0.00      0.00
109 to 120                  21     1,062,935      0.23      7.215        670       50,616     68.49      36.10     58.73
121 to 132                   1        29,557      0.01      9.000        634       29,557     84.40       0.00      0.00
133 to 144                   3        36,059      0.01      8.991        651       12,020     85.49       0.00      0.00
145 to 156                   1        45,412      0.01      7.500        577       45,412    100.00       0.00      0.00
157 to 168                   1        35,870      0.01      7.000        497       35,870     95.45       0.00      0.00
169 to 180                 324    21,405,339      4.64      8.735        669       66,066     83.15      46.88     48.27
181 to 192                   5       300,461      0.07      9.830        573       60,092     83.50      39.55     39.55
193 to 204                   2        82,442      0.02      9.525        566       41,221     94.90       0.00      0.00
205 to 216                   2        76,814      0.02      7.244        557       38,407     94.03       0.00      0.00
217 to 228                   1        39,795      0.01     10.000          0       39,795     97.78       0.00      0.00
229 to 240                 228    10,818,394      2.35      8.223        668       47,449     83.74      61.63     67.44
241 to 252                   3       188,938      0.04      8.264        663       62,979     84.08       0.00     32.30
253 to 264                   1        38,551      0.01     10.000          0       38,551     95.97       0.00      0.00
265 to 276                   2        99,871      0.02      8.704        596       49,935     83.47      54.58     54.58
289 to 300                  43    11,578,806      2.51      4.840        730      269,275     83.00      88.85     39.69
301 to 312                   1        70,071      0.02      8.000        641       70,071     94.67       0.00      0.00
313 to 324                   3       409,142      0.09      7.900        618      136,381     84.09      89.10     60.20
325 to 336                   1        52,154      0.01      8.000        479       52,154     82.09     100.00      0.00
349 to 360                2445   414,004,884     89.75      7.000        645      169,327     82.35      48.46     48.47
361 to 372                   5       350,186      0.08      7.531        637       70,037     85.96       0.00      0.00
409 to 420                   1        29,957      0.01      9.750        758       29,957     84.91       0.00      0.00
469 to 480                   1        69,928      0.02      8.500        515       69,928     98.65       0.00      0.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                   3,101  $461,301,842    100.00%     7.060%       648  $   148,759     82.41%     49.65%    48.65%
------------------------------------------------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY

                       NUMBER    AGGREGATE    PERCENT               WEIGHTED    AVERAGE    WEIGHTED
REMAINING TERM TO        OF      PRINCIPAL       OF      WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
STATED MATURITY       MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL     PERCENT
(MONTHS)               LOANS    OUTSTANDING     POOL     COUPON      SCORE    OUTSTANDING    LTV        DOC      CASHOUT
------------------------------------------------------------------------------------------------------------------------
1 to 12                      1  $      2,101      0.00%     9.250%       596  $     2,101     51.89%      0.00%   100.00%
13 to 24                     1         3,816      0.00     12.000        581        3,816     93.67       0.00      0.00
25 to 36                     2        25,861      0.01      9.313        629       12,930     89.62       0.00      0.00
37 to 48                     5       136,230      0.03      6.180        629       27,246     87.41      65.25     65.25
49 to 60                     5       115,675      0.03      8.065        611       23,135     60.19      36.37     23.65
61 to 72                     4       619,152      0.13      6.521        671      154,788     64.84      94.37     94.37
73 to 84                     1        19,892      0.00      7.000        677       19,892    100.00       0.00      0.00
85 to 96                    20       739,876      0.16      9.098        607       36,994     79.21      21.82     27.34
97 to 108                   14       530,447      0.11      9.635        589       37,889     73.26      40.58     32.43
109 to 120                  19     1,186,023      0.26      7.383        675       62,422     71.21      35.28     46.66
121 to 132                   8       464,714      0.10      9.992        609       58,089     88.76      20.40     31.19
133 to 144                   7       442,290      0.10     10.359        558       63,184     95.86      43.51     42.16
145 to 156                  12       494,561      0.11      9.560        565       41,213     85.94      38.53     28.23
157 to 168                  16     1,163,065      0.25      8.014        654       72,692     85.07      50.65     41.31
169 to 180                 262    18,109,812      3.93      8.638        680       69,121     83.57      46.46     48.67
181 to 192                   6       373,327      0.08      9.618        548       62,221     83.74      31.83     46.27
193 to 204                   1        39,164      0.01      9.000        581       39,164     93.68       0.00      0.00
205 to 216                  11       665,085      0.14      7.594        644       60,462     86.76      33.68      9.18
217 to 228                   9       692,922      0.15      8.379        577       76,991     87.47      50.49      0.00
229 to 240                 219    10,321,962      2.24      8.243        666       47,132     83.77      66.95     70.16
241 to 252                  13       674,039      0.15      8.618        542       51,849     94.73      47.22      8.09
253 to 264                   8       495,615      0.11      6.765        550       61,952     97.12      54.50      0.00
265 to 276                  10       668,653      0.14     10.185        649       66,865     80.76      40.24      0.00
277 to 288                  45     3,234,567      0.70      8.772        591       71,879     79.36      70.09      8.80
289 to 300                  46    12,495,051      2.71      4.855        719      271,632     82.31      85.96     38.01
301 to 312                  14     1,459,413      0.32      9.415        554      104,244     85.50      80.51     80.24
313 to 324                  11     1,377,527      0.30      8.189        537      125,230     86.24      59.13     22.48
325 to 336                  11     2,111,876      0.46      7.080        571      191,989     80.61      42.97     14.60
337 to 348                  91    10,813,056      2.34      7.340        622      118,825     78.65      46.43     69.99
349 to 360                2229   391,826,071     84.94      6.957        647      175,786     82.43      48.14     48.77
------------------------------------------------------------------------------------------------------------------------
TOTAL:                   3,101  $461,301,842    100.00%     7.060%       648  $   148,759     82.41%     49.65%    48.65%
------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                       NUMBER    AGGREGATE    PERCENT               WEIGHTED    AVERAGE    WEIGHTED
                         OF      PRINCIPAL       OF      WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                      MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL     PERCENT
PROPERTY TYPE          LOANS    OUTSTANDING     POOL     COUPON      SCORE    OUTSTANDING    LTV        DOC      CASHOUT
------------------------------------------------------------------------------------------------------------------------
Single Family            2,140  $312,259,162     67.69%     7.026%       644  $   145,915     82.62%     50.97%    50.61%
PUD                        242    46,210,340     10.02      6.823        662      190,952     83.44      49.85     33.64
Condominium                195    30,101,357      6.53      6.873        655      154,366     82.06      43.36     39.79
2-Family                   147    29,357,787      6.36      7.199        658      199,713     81.67      29.89     49.68
Manufactured Housing       267    23,766,028      5.15      7.780        639       89,011     81.13      75.89     57.48
3-Family                    51    10,236,065      2.22      7.111        670      200,707     78.33      40.08     61.88
4-Family                    35     7,485,008      1.62      7.558        677      213,857     80.86      19.90     45.32
Mobile Home                 16     1,363,575      0.30      7.672        625       85,223     82.72      84.45     55.44
Townhouse                    7       398,916      0.09      8.270        598       56,988     91.73      55.45     34.44
Mixed Use                    1       123,605      0.03     10.000        733      123,605     65.00       0.00      0.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                   3,101  $461,301,842    100.00%     7.060%       648  $   148,759     82.41%     49.65%    48.65%
------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                       NUMBER    AGGREGATE    PERCENT               WEIGHTED    AVERAGE    WEIGHTED
                         OF      PRINCIPAL       OF      WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                      MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL     PERCENT
OCCUPANCY              LOANS    OUTSTANDING     POOL     COUPON      SCORE    OUTSTANDING    LTV        DOC      CASHOUT
------------------------------------------------------------------------------------------------------------------------
Primary                  2,749  $414,716,644     89.90%     7.011%       646  $   150,861     82.50%     51.71%    48.78%
Investment                 312    41,380,575      8.97      7.539        672      132,630     81.39      30.61     49.59
Second Home                 40     5,204,623      1.13      7.125        680      130,116     83.01      36.83     30.97
------------------------------------------------------------------------------------------------------------------------
TOTAL:                   3,101  $461,301,842    100.00%     7.060%       648  $   148,759     82.41%     49.65%    48.65%
------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

                       NUMBER    AGGREGATE    PERCENT               WEIGHTED    AVERAGE    WEIGHTED
                         OF      PRINCIPAL       OF      WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                      MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL     PERCENT
LOAN PURPOSE           LOANS    OUTSTANDING     POOL     COUPON      SCORE    OUTSTANDING    LTV        DOC      CASHOUT
------------------------------------------------------------------------------------------------------------------------
Equity Refinance         1,490  $224,428,659     48.65%     7.059%       634  $   150,623     79.85%     55.22%   100.00%
Purchase                 1,363   203,991,031     44.22      7.055        666      149,663     85.53      41.74      0.00
Rate/Term Refinance        248    32,882,152      7.13      7.100        639      132,589     80.46      60.65      0.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                   3,101  $461,301,842    100.00%     7.060%       648  $   148,759     82.41%     49.65%    48.65%
------------------------------------------------------------------------------------------------------------------------

CURRENT MORTGAGE LOAN RATES

                       NUMBER    AGGREGATE    PERCENT               WEIGHTED    AVERAGE    WEIGHTED
                         OF      PRINCIPAL       OF      WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
RANGE OF CURRENT      MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL     PERCENT
MORTGAGE LOAN RATES    LOANS    OUTSTANDING     POOL     COUPON      SCORE    OUTSTANDING    LTV        DOC      CASHOUT
------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%             2  $    555,020      0.12%     3.125%       618     $277,510     71.26%    100.00%     0.00%
3.501% to 4.000%             2       213,369      0.05      4.000        658      106,684     90.00      50.02      0.00
4.001% to 4.500%            12     2,642,148      0.57      4.213        718      220,179     84.70      88.80     40.54
4.501% to 5.000%            41    11,974,171      2.60      4.703        723      292,053     78.79      80.32     40.78
5.001% to 5.500%           120    31,047,304      6.73      5.366        704      258,728     78.68      79.04     23.15
5.501% to 6.000%           158    32,776,439      7.11      5.818        679      207,446     79.43      63.08     44.70
6.001% to 6.500%           398    77,193,425     16.73      6.324        659      193,953     78.67      47.58     53.17
6.501% to 7.000%           606   107,325,326     23.27      6.808        644      177,104     82.52      46.51     55.28
7.001% to 7.500%           411    62,423,804     13.53      7.292        636      151,883     84.21      39.86     55.44
7.501% to 8.000%           420    56,182,973     12.18      7.790        621      133,769     84.47      47.12     53.39
8.001% to 8.500%           254    28,838,362      6.25      8.290        623      113,537     86.76      40.15     40.16
8.501% to 9.000%           206    21,026,760      4.56      8.787        618      102,072     82.58      45.12     52.51
9.001% to 9.500%           130     9,247,014      2.00      9.288        612       71,131     84.53      65.85     42.88
9.501% to 10.000%          115     7,385,325      1.60      9.807        629       64,220     88.51      32.62     26.95
10.001% to 10.500%          91     5,168,588      1.12     10.307        662       56,798     92.10      24.51     17.46
10.501% to 11.000%          68     4,271,901      0.93     10.852        654       62,822     90.61      21.68     22.74
11.001% to 11.500%          27     1,464,392      0.32     11.350        672       54,237     94.91      41.18     37.54
11.501% to 12.000%          16       691,167      0.15     11.799        634       43,198     90.08      24.94     39.03
12.001% to 12.500%          10       427,547      0.09     12.327        579       42,755     87.04      78.23     55.74
12.501% to 13.000%           6       174,247      0.04     12.861        649       29,041     90.67      38.40     44.86
13.001% to 13.500%           2       135,664      0.03     13.223        607       67,832     78.15     100.00      0.00
13.501% to 14.000%           4        71,629      0.02     13.594        604       17,907     84.67      73.55    100.00
14.001% to 14.500%           1        24,401      0.01     14.125        594       24,401     55.00     100.00      0.00
14.501% to 15.000%           1        40,868      0.01     14.750        691       40,868     49.18     100.00      0.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                   3,101  $461,301,842    100.00%     7.060%       648     $148,759     82.41%     49.65%    48.65%
------------------------------------------------------------------------------------------------------------------------

CURRENT COMBINED LOAN-TO-VALUE RATIOS

                       NUMBER    AGGREGATE    PERCENT               WEIGHTED    AVERAGE    WEIGHTED
RANGE OF CURRENT         OF      PRINCIPAL       OF      WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
COMBINED              MORTGAGE    BALANCE     MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL     PERCENT
LOAN-TO-VALUE RATIOS   LOANS    OUTSTANDING     POOL     COUPON      SCORE    OUTSTANDING    LTV        DOC      CASHOUT
------------------------------------------------------------------------------------------------------------------------
0.01% to 10.00%              3  $     41,444      0.01%     7.034%       749  $    13,815      9.47%     94.93%   100.00%
10.01% to 20.00%            10       312,715      0.07      7.258        689       31,271     17.75      96.07     81.87
20.01% to 30.00%            21     1,192,906      0.26      7.724        638       56,805     36.31      57.61     83.88
30.01% to 40.00%            32     2,744,480      0.59      7.558        614       85,765     37.32      38.15     88.05
40.01% to 50.00%            63     6,899,789      1.50      7.174        634      109,520     46.85      53.58     84.86
50.01% to 60.00%           106    13,440,700      2.91      6.860        634      126,799     57.64      50.21     72.21
60.01% to 70.00%           240    32,309,050      7.00      7.102        630      134,621     66.93      44.07     71.38
70.01% to 80.00%         1,082   184,828,155     40.07      6.630        652      170,821     78.84      46.76     38.15
80.01% to 90.00%           877   140,011,761     30.35      7.093        646      159,649     87.91      56.73     59.18
90.01% to 100.00%          659    78,402,884     17.00      7.975        659      118,973     96.95      45.08     36.49
100.01% to 110.00%           7       548,672      0.12      8.772        576       78,382    101.67      89.60     19.97
110.01% to 120.00%           1       569,285      0.12      8.000        496      569,285    116.42     100.00      0.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                   3,101  $461,301,842    100.00%     7.060%       648  $   148,759     82.41%     49.65%    48.65%
------------------------------------------------------------------------------------------------------------------------

STATE OR TERRITORY

                                            AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                             NUMBER OF       BALANCE       MORTGAGE     AVERAGE   CREDIT      BALANCE    ORIGINAL   FULL     PERCENT
STATE OR TERRITORY        MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV       DOC     CASHOUT
------------------        --------------   -----------       ----       ------     -----    -----------    ---       ---     -------
California                          836    $163,176,425      35.37%      6.680%      664      $195,187    81.70%    48.11%    45.42%
Florida                             254      32,263,827       6.99       7.279       636       127,023    83.34     39.17     44.76
New York                            172      32,079,484       6.95       7.252       641       186,509    80.25     37.99     66.50
Texas                               198      18,570,214       4.03       7.494       633        93,789    82.75     47.62     26.06
Illinois                            103      17,070,145       3.70       7.145       638       165,730    84.44     57.31     53.38
Washington                          106      15,053,091       3.26       6.856       657       142,010    83.43     58.88     48.22
Massachusetts                        71      14,815,974       3.21       7.158       643       208,676    77.99     43.53     64.83
Michigan                            125      13,193,307       2.86       7.658       626       105,546    82.94     55.43     62.35
Maryland                             66      11,979,813       2.60       7.079       628       181,512    83.82     68.95     59.49
New Jersey                           53      10,666,672       2.31       7.350       645       201,258    83.34     28.89     40.39
Virginia                             63      10,362,944       2.25       6.640       671       164,491    78.67     39.63     37.75
Arizona                              79       9,799,986       2.12       6.981       654       124,050    84.15     58.62     35.07
Oregon                               69       8,633,530       1.87       7.267       651       125,124    84.23     47.34     45.76
Connecticut                          45       8,282,595       1.80       7.104       648       184,058    80.94     39.23     53.92
Ohio                                 86       8,244,773       1.79       7.381       644        95,869    86.10     71.06     51.09
Nevada                               53       8,156,926       1.77       7.063       653       153,904    81.82     49.23     44.26
Colorado                             53       7,994,613       1.73       6.698       644       150,842    83.22     72.40     53.11
Pennsylvania                         66       7,290,870       1.58       7.113       637       110,468    81.57     72.88     65.26
Minnesota                            39       6,128,152       1.33       7.398       648       157,132    85.24     41.74     50.05
Hawaii                               23       5,818,365       1.26       6.749       675       252,972    86.26     46.02     35.87
Georgia                              54       5,374,458       1.17       8.121       618        99,527    86.93     56.48     77.29
Tennessee                            41       3,968,825       0.86       7.621       625        96,801    89.24     67.33     50.82
North Carolina                       42       3,664,605       0.79       8.799       588        87,252    83.53     67.84     23.55
Indiana                              44       3,461,947       0.75       7.628       634        78,681    82.64     53.57     54.01
South Carolina                       40       3,172,075       0.69       8.318       594        79,302    83.92     65.81     61.02
Missouri                             29       2,967,945       0.64       7.054       639       102,343    86.37     77.79     41.58
Rhode Island                         17       2,786,983       0.60       7.163       655       163,940    82.81     39.35     65.73
Wisconsin                            22       2,425,433       0.53       7.158       632       110,247    84.33     64.11     56.10
New Mexico                           21       2,325,054       0.50       7.878       630       110,717    87.08     43.31     24.29
New Hampshire                        17       2,105,105       0.46       7.777       648       123,830    78.01     47.43     34.35
Montana                              15       1,991,134       0.43       7.344       621       132,742    83.09     38.15     67.20
Idaho                                20       1,915,317       0.42       7.524       649        95,766    81.15     40.12     27.35
Kentucky                             23       1,826,433       0.40       7.846       617        79,410    82.38     84.72     73.22
Utah                                 18       1,717,072       0.37       7.427       640        95,393    84.51     57.28     35.33
Maine                                 9       1,518,893       0.33       6.992       649       168,766    81.66     12.72     49.49
Alabama                              19       1,481,506       0.32       7.308       624        77,974    83.50     60.68     44.06
Louisiana                            19       1,440,764       0.31       7.487       644        75,830    88.72     69.16     39.72
Oklahoma                             21       1,425,742       0.31       7.922       626        67,892    85.67     71.33     51.03
District of Columbia                  5       1,251,422       0.27       7.006       583       250,284    59.30     39.99     47.22
Arkansas                             16         971,418       0.21       7.760       648        60,714    86.76     63.21     23.97
Iowa                                 13         911,331       0.20       7.504       660        70,102    84.98     76.02     61.22
Kansas                                8         752,546       0.16       8.378       618        94,068    93.10     33.75     72.97
Nebraska                              8         676,925       0.15       7.241       654        84,616    83.82     58.50     21.35
Delaware                              4         459,392       0.10       6.593       612       114,848    81.92     78.92    100.00
Mississippi                           6         374,780       0.08       7.551       607        62,463    82.35     57.93     69.27
Wyoming                               3         241,714       0.05       7.061       594        80,571    80.51     52.40    100.00
Alaska                                2         209,990       0.05       7.563       583       104,995    77.09    100.00      0.00
South Dakota                          1         109,771       0.02       7.325       614       109,771    80.00      0.00    100.00
North Dakota                          2          79,231       0.02       7.748       661        39,616    83.66      0.00     49.40
West Virginia                         1          58,788       0.01       8.650       592        58,788    80.00    100.00    100.00
Vermont                               1          53,535       0.01       8.050       551        53,535    68.24      0.00      0.00
TOTAL:                            3,101    $461,301,842     100.00%      7.060%      648      $148,759    82.41%    49.65%    48.65%

LOAN DOCUMENTATION

                                              AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE     PERCENT
                              NUMBER OF        BALANCE     MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL     FULL   PERCENT
LOAN DOCUMENTATION         MORTGAGE LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV         DOC    CASHOUT
------------------         --------------    -----------     ----      ------     -----    -----------    ---         ---    -------
Full Documentation                1,627     $229,020,227     49.65%     6.843%      641      $140,762    82.52%     100.00%   54.11%
Stated Income                     1,153      197,529,583     42.82      7.234       657       171,318    81.89        0.00    44.02
Limited Documentation               132       21,312,792      4.62      7.216       659       161,461    84.08        0.00    47.44
No Documentation                    147        9,680,490      2.10      8.019       639        65,854    86.02        0.00    19.81
Alternate Documentation              34        3,018,364      0.65      7.585       595        88,775    83.32        0.00    31.72
Streamlined Documentation             3          406,465      0.09      6.880       661       135,488    84.73        0.00    57.89
Missing                               5          333,920      0.07     10.643       546        66,784    87.49        0.00   100.00
TOTAL:                            3,101     $461,301,842    100.00%     7.060%      648      $148,759    82.41%      49.65%   48.65%

PERFORMANCE STATUS

                                         AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                                         PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                         NUMBER OF        BALANCE     MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
PERFORMANCE STATUS    MORTGAGE LOANS    OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING     LTV        DOC     CASHOUT
------------------    --------------    -----------     ----      ------     -----    -----------     ---        ---     -------
Current                      3,101     $461,301,842    100.00%    7.060%       648     $148,759      82.41%    49.65%     48.65%
TOTAL:                       3,101     $461,301,842    100.00%    7.060%       648     $148,759      82.41%    49.65%     48.65%

PREPAYMENT PENALTY TERM

                                               AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                               PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                               NUMBER OF        BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PREPAYMENT PENALTY TERM     MORTGAGE LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC    CASHOUT
-----------------------     --------------    -----------     ----      ------     -----   -----------    ---       ---    -------
4 months                               1          $47,129      0.01%     8.950%      693      $47,129    81.53%     0.00%    0.00%
7 months                               2           72,169      0.02      9.229       703       36,084    85.66      0.00    62.26
12 months                            125       23,679,470      5.13      7.070       656      189,436    78.75     40.72    63.27
24 months                            974      169,848,950     36.82      6.883       647      174,383    82.91     45.76    41.33
30 months                              3          100,622      0.02      9.575       516       33,541    61.81     50.60    49.40
36 months                            884      129,175,284     28.00      6.939       652      146,126    81.70     59.48    60.76
38 months                              1          275,980      0.06      6.100       638      275,980    55.25      0.00     0.00
48 months                              1          115,772      0.03       8.99       546      115,772       80       100      100
60 months                             33        5,049,321      1.09      6.447       678      153,010    73.76     38.57    33.49
No Prepayment Penalties            1,077      132,937,145     28.82      7.422       645      123,433     83.5     47.18    44.27
TOTAL:                             3,101     $461,301,842    100.00%      7.06%      648     $148,759    82.41%    49.65%   48.65%